UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
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FINANCIAL INSTITUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
FINANCIAL INSTITUTIONS, INC. 2021 Annual Meeting Vote by June 15, 2021 11:59 PM ET. For shares held in a Plan, vote by June 13, 2021 11:59 PM ET.

FINANCIAL INSTITUTIONS, INC. 220 LIBERTY STREET WARSAW, NY 14569 ATTN: Samuel J. Burruano, Jr.

 You invested in FINANCIAL INSTITUTIONS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 16, 2021.

 Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

	01 Dawn H. Burlew 03 Mauricio F. Riveros 02 Robert N. Latella 04 Mark A. Zupan, PhD	For

2.	Advisory Vote to Approve Compensation of Our Named Executive Officers	For

3.	Approval of Amended and Restated 2015 Long-Term Incentive Plan	For

4.	Ratification of Appointment of RSM US LLP as our Independent Registered Public Accounting Firm	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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